EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF TERRA TECH CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Terra Tech Corp. for the quarter ended September 30, 2012, the undersigned, Michael James, Chief Financial Officer of Terra Tech Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of Terra Tech Corp.

Date: November 19, 2012	/s/ Michael James
Michael James
Chief Financial Officer